Exhibit 24


     P O T O M A C  E L E C T R I C  P O W E R  C O M P A N Y


                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of POTOMAC ELECTRIC POWER COMPANY (the "Company") hereby constitute and appoint John M. Derrick, Jr., Dennis R. Wraase, William T. Torgerson, Anthony J. Kamerick, Ellen Sheriff Rogers, Peyton G. Middleton, Jr. and Karen
G. Almquist, and each of them, their true and lawful attorneys and agents with full power and authority, in their names and on their behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Potomac Electric Power Company to comply with the Securities Exchange Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and to comply with the securities laws of any state of the United States or any other jurisdiction, in connection with a Registration Statement on Form S-8 to be filed under the Act for the public offering and sale of up to 1,000,000 shares of the Common Stock of the Company, $1 par value, in connection with the Long-Term Incentive Plan and the Director Stock Plan of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers, in the respective capacities indicated below, to of said Registration Statements and to any instruments or documents filed as a part of or in connection with said Registration Statements or amendment thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 22nd day of April, 1998.

                              Signature



                                    /s/ JOHN M. DERRICK
Principal Executive Officer:       JOHN M. DERRICK, JR.
                              President, Chief Executive
                                Officer and Director




Principal Financial Officer and     /s/ D. R. WRAASE
Principal Accounting Officer:      DENNIS R. WRAASE
                              Senior Vice President, Chief
                                Financial Officer and Director

                                    /s/ ROGER R. BLUNT
Director                      ___________________________________
                              ROGER R. BLUNT, SR.

                                    /s/ EDMUND B. CRONIN, JR.
Director                      ___________________________________
                              EDMUND B. CRONIN, JR.


                                    /s/ R. E. MARRIOTT
Director                      ___________________________________
                              RICHARD E. MARRIOTT


                                    /s/ DAVID O. MAXWELL
Director                      ___________________________________
                              DAVID O. MAXWELL


                                    /s/ FLORETTA D. McKENZIE
Director                      ___________________________________
                              FLORETTA D. McKENZIE


                                    /s/ ANN D. McLAUGHLIN
Director                      ___________________________________
                              ANN D. McLAUGHLIN


                                    /s/ EDWARD F. MITCHELL
Director                      __________________________________
                              EDWARD F. MITCHELL


                                    /s/ PETER F. O'MALLEY
Director                      ___________________________________
                              PETER F. O'MALLEY



Director                      ___________________________________
                              LOUIS A. SIMPSON


                                    /s/ A. T. YOUNG
Director                      ___________________________________
                              A. THOMAS YOUNG





                     SECRETARY'S CERTIFICATE

     I, Ellen Sheriff Rogers, Secretary of Potomac Electric Power Company, hereby certify that the folowing resolutions were adopted by the Board of Directors of the Company on April 22, 1998, and they remain in full force and effect this 12th day of June, 1998.


                        /s/ ELLEN SHERIFF ROGERS
                    _________________________
                      Ellen Sheriff Rogers


     RESOLVED, that original issue shares of Common Stock of the Company when issued and sold in accordance with the terms of the Long-Term Incentive Plan or the Director Stock Plan (collectively "the Plans"), if any, be, and hereby are, declared to be fully paid and non-assessable; and further

     RESOLVED, that appropriate officers of the Company be, and hereby are, authorized to engage the services of a broker for the purpose of acquiring shares of the Company's Common Stock for use under the Plans; and further

     RESOLVED, that the officers of the Company be, and hereby are, authorized and empowered to prepare, execute and file, in the name and on behalf of the Company, with the Securities and Exchange Commission, the Public Service Commission of the District of Columbia, and the New York Stock Exchange, Inc., any and all such registration statements, listing applications and other applications and documents, and any and all such subsequent amendments thereto, for the registration, listing, or authorization of up to 1,000,000 shares of the Common Stock of the Company, as said officers, acting with the advice of counsel, may deem necessary or desirable in connection with the issuance and sale of such shares of Common Stock of the Company under the Long-Term Incentive Plan and the Director Stock Plan; and further

     RESOLVED, that William T. Torgerson and Ellen Sheriff Rogers be, and hereby are, designated as the persons authorized to receive notices and communications from the Securities and Exchange Commission with respect to the registration statements filed under the Securities Act of 1933 and Securities Exchange Act of 1934; and further

     RESOLVED, that the officers of the Company be, and hereby are, authorized and empowered to prepare, execute and deliver, in the name and on behalf of the Company, powers of attorney in favor of John M. Derrick, Jr., Dennis R. Wraase, William T. Torgerson, Anthony J. Kamerick, Ellen Sheriff Rogers, Karen G. Almquist and Peyton G. Middleton, Jr., and each of them, authorizing said attorneys-in-fact, among other things, to sign on behalf of the Company such registration statements, listing applications and other applications and documents, and any and all subsequent amendments thereto, filed in connection therewith; and further

     RESOLVED, that, if shares of the Common Stock of the Company proposed to be issued and sold, are listed on the New York Stock Exchange, Inc., the officers of the Company be, and hereby are, authorized by the Company to appear before the Exchange, with authority to make such changes in the application or applications for such listings or in any agreements relating thereto, as may be necessary to conform with the requirements for listing; and further

     RESOLVED, that the officers of the Company be, and hereby are, authorized and empowered to execute and file, in the name and on behalf of the Company or otherwise, all such applications, consents to service of process, powers of attorney and other instruments, notices and documents, and to do any and all such other acts and things as they may, with the advice of counsel, deem necessary or desirable to obtain the approval of any regulatory commission or authority whose approval of the issuance and sale of the shares of Common Stock of the Company is or may be required, or to qualify the Company for the sale of the shares of Common Stock of the Company under the Securities or Blue Sky Laws of such states of the United States as the officers of the Company may deem advisable; and further

     RESOLVED, that the officers of the Company are authorized and directed, on behalf of the Company, to take or cause to be taken all such actions as they may deem necessary or desirable in order to carry into effect the purposes and intent of these resolutions.